Supplemental Disclosures (Schedule of Analysis for Doubtful Accounts) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for Loan and Lease Losses [Roll Forward]
Balance at beginning of year	$ 105	$ 114	$ 107
Provision charged to operations	11	11	20
Accounts written-off, net of recoveries	(12)	(21)	(26)
Effect of exchange rate changes and other	2	1	13
Balance at end of year	$ 106	$ 105	$ 114